Item 1: Report to Shareholders

Developing Technologies Fund	June 30, 2007

The views and opinions in this report were current as of June 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Science and technology stocks produced solid results in the first half of 2007. Economies around the world appeared healthy, and the start of some previously delayed product cycles is boosting the technology sector. These cycles should advance technology companies’ fortunes for the remainder of 2007 and well into 2008. The pattern of technology stocks outperforming the overall market on the upside and underperforming when the markets fall seems to be playing out this year. The large-cap S&P 500 Index closed the first half of the year with a gain of 6.96%, while the Lipper Science & Technology Funds Index ended with a handsome gain of 10.34%. Large-caps, represented by the Russell 1000 Index, outperformed small-caps, as measured by the Russell 2000 Index. Our small-cap focused fund should benefit when small-caps outperform large-caps.

Your fund gained 12.29% in the first half of 2007, outperforming the benchmark Lipper Science & Technology Funds Index, as shown in the accompanying Performance Comparison table. The fund also outpaced the S&P 500 and Lipper indices for the one-year period with a gain of 22.69%. During the six-month period our strong selection of software and digital media stocks easily offset weak investments in telecommunications stocks, which detracted from the fund’s performance.

HIGHLIGHTS

• A healthy global economy and the start of several new product cycles helped science and technology stocks produce solid returns in the first half of 2007.

• For the six-month period, returns for the Developing Technologies Fund generated strong returns outperforming the overall market and its Lipper peer group.

• Our strong selection of software and digital media stocks easily offset weak picks in telecommunication stocks.

• Improved fundamentals, new product cycles, and strong seasonal sales should support technology stock performance for the remainder of the year.

MARKET ENVIRONMENT

The U.S. equity markets performed well in the first half of 2007, with technology stocks generally outperforming the overall market. Stocks faced a minor correction in late February, initiated by a sell-off in the Chinese stock market, but rebounded strongly in the second quarter. The U.S. market has been able to shrug off rising oil prices, rising bond yields, weak housing data, and fears of mortgage defaults, particularly in the subprime mortgage market. The U.S. dollar continued to depreciate versus most world currencies—losing significant ground versus the euro and the Indian rupee but gaining against the Japanese yen. Valuations have certainly moved higher since mid-2006 but are still below historical levels established during past strong technology sector performance.

Many of the product cycles behind our investment strategies aided results in the first half of 2007. Microsoft released Vista, its long-awaited new operating system, and all three of the new gaming platforms—Sony PS3, Microsoft’s Xbox, and Nintendo’s Wii—are now on the market. Yahoo! released its new advertising platform Panama in the first quarter. The global merger and acquisition frenzy extended into the technology sector, and a number of the fund’s holdings were acquired during in the last six months.

Seasonality is a significant factor in technology stock performance. Since consumers buy more electronics around the traditional holiday season and corporate information technology spending is concentrated in the second half of the year, technology industry’s revenues and profits have become tied to the calendar. This year marks only the second in the last eight in which technology stocks outperformed the market in the first half; the other was 2003. In eight of the last nine years, technology stocks have outperformed the general market during the last six months of the year. Despite the strong year-to-date performance, there are several reasons to believe technology stocks will continue to outperform the market in the second half. First, technology company earnings are expected to grow faster than the general market in the remainder of this year and into next. Second, an acceleration of the major technology product cycles should improve investor sentiment for technology stocks. Third, the historical pattern of technology purchases—a concentrated burst of technology spending around the holidays and business delaying its spending until late in the year—is still in place and should support technology stock performance.

On a longer-term basis, there are several major trends within technology that we think create interesting investment opportunities. Digital media is replacing analog in consumer devices, online advertising is quickly becoming a major marketing media, subscription-based software is gaining popularity with companies that used to purchase their enterprise software systems, and broadband distribution is proliferating in the wireline and wireless universes. We have positioned the portfolio to take advantage of these longer-term secular growth trends.

PORTFOLIO REVIEW

The fund remains broadly diversified across the principal segments of the science and technology sector. As of June 30, 2007, semiconductor stocks represented 27% of the fund, software 22%, Internet 20%, hardware and telecom equipment 20%, and the remaining 11% split among services, medical technology, and alternative energy stocks. (You may notice that the size of our sector categorizations doesn’t match those in the exhibits and financial statements. In managing the fund, we sometimes find that we may characterize a company’s main line of business differently from the standard industry categorization.)

The digital media sector was the best contributor to the fund’s outperformance versus its benchmark in the first half of 2007. The fund held sizable positions in both aQuantive and 24/7 Real Media that were acquired. Microsoft bought aQuantive at more than an 80% premium to the stock’s price on the date of the acquisition and 24/7 Real Media’s buyout price was a more modest premium of 30% greater than the stock price at the beginning of the year. We believe that the digital media space still offers attractive investment opportunities for small-cap technology investors, and the fund maintains large positions in Visual Sciences and Marchex. (Please see the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Software was also a strong contributor during the first half of 2007, in large part because the fund’s investments in subscription software companies worked well. We like the subscription software business model for two reasons. It reduces pricing pressure that is widespread in the software industry, and selling software on a subscription basis helps make the company’s future earnings more visible. Taleo, a provider of on-demand human resources software, was our top software contributor. Taleo’s stock appreciated after the company reported an acceleration in revenues and an expansion of operating margins. Ultimate Software, a provider of payroll management software, also performed well, and we believe the company has attractive long-term potential.

Telecommunications equipment stocks were the worst performers for the fund. Strong gains from Juniper Networks could not overcome poor performance from Acme Packet and Optium. We are happy to see our long-held position in Juniper finally begin to work as the company was able to conclude its internal options investigation and announce a $2 billion stock buyback. We believe that Juniper has a solid pipeline of products to support the next-generation network architectures, and we believe the shares could appreciate further. Acme Packet and Optium were purchased as initial public offerings in 2006. We believe that Acme Packet has a nice niche technology that delivers voice, video, and multimedia sessions throughout the world’s Internet Protocol (IP) network. Optium, which develops solutions for increasing bandwidth, is early in a product cycle that should drive improved fundamentals in the second half of 2007 and into 2008.

Much of the fund’s new investment was focused on semiconductors, which increased to 27% of the fund’s holdings at the end of June from 21% at the beginning of the year. We initiated a position in analog chip-maker Diodes, which was our second-largest purchase in the six-month period. We have always liked Diodes’ diverse end-market exposure and its strong cash-flow generation, and we opportunistically bought the stock that dropped to attractive levels. We also added to our holding of Integrated Device Technologies (IDT) after its stock weakened. We consider IDT to be one of our core holdings, and it remains our largest semiconductor position.

The fund’s largest purchase in the first half was Palm, which we believe the market undervalues. Palm has a recognized brand in smart phones but has struggled recently to develop a product (such as Apple’s iPhone) that would excite consumers and investors. Palm has brought in strong new management talent to manage the product design process, and we expect exciting new products over the next couple of years that should lead to a higher multiple on Palm’s stock.

VeriSign and McAfee were among our significant sales. We chose to eliminate both stocks due to their strong appreciation and sudden top-management changes. The fund also trimmed its positions in FEI and LivePerson after strong stock performance, but we continue to own both stocks.

OUTLOOK

We are confident that improved technology fundamentals will bring better stock performance for the technology sector. We see near-term catalysts—the Vista operating system and new video gaming consoles—that should augment technology stocks’ strong second-half performance that has become typical during the last eight years. While there are risks, primarily rising interest rates and energy prices and weak housing and consumer sectors, we believe the fund is well positioned to benefit from the impact of a number of significant technology cycles—from online advertising to the explosion in digital media. These cycles are just starting and should provide the fund with years of long-term growth and investment opportunity.

As always, we appreciate your continued support.

Respectfully submitted,

Jeffrey Rottinghaus
President of the fund and chairman of its Investment Advisory Committee

July 25, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
COMMON STOCKS 94.1%		
ENERGY 0.7%		
Energy Related 0.7%		
First Solar (1)	4,100	366
Total Energy		366
HARDWARE 13.5%		
Enterprise Hardware 13.5%		
Avid Technology (1)	27,000	954
Data Domain (1)	1,700	39
FEI (1)	45,000	1,461
Harman International	12,000	1,402
Isilon Systems (1)	30,000	463
Komag (1)	14,000	446
National Instruments	17,000	554
Orbotech (1)	17,000	379
Palm (1)	70,000	1,121
Total Hardware		6,819
HEALTH CARE 2.5%		
Healthcare Services 0.6%		
Gen-Probe (1)	5,000	302
		302
Medical Devices 1.9%		
NxStage Medical (1)	18,000	233
ResMed (1)	7,000	289
Senomyx (1)	31,500	425
		947
Total Health Care		1,249

IT SERVICES 0.7%		
IT Services 0.7%		
Perot Systems, Class A (1)	21,500	366
Total Information Technology		366
MEDIA 9.5%		
Gaming 2.3%		
WMS Industries (1)	40,500	1,169
		1,169
Internet 7.2%		
CNET Networks (1)	81,500	667
Limelight Networks (1)	27,000	534
LivePerson (1)	120,000	642
Marchex, Class B	47,000	767
Salary.com (1)	35,000	420
The Knot (1)	30,000	606
		3,636
Total Media		4,805
SEMICONDUCTORS 27.0%		
Analog Semiconductors 5.7%		
Diodes (1)	27,000	1,128
Intersil Holding, Class A	20,000	629
Semtech (1)	65,000	1,126
		2,883
Digital Semiconductors 16.4%		
Conexant Systems (1)	435,000	600
Integrated Device Technology (1)	145,000	2,214
ON Semiconductor (1)	100,000	1,072
PMC-Sierra (1)	265,000	2,049

Silicon Laboratories (1)	22,000	762
Spansion, Class A (1)	42,000	466
Xilinx	42,000	1,124
		8,287
Semiconductor Capital Equipment 4.9%		
Cymer (1)	8,000	322
Entegris (1)	75,000	891
Mattson Technology (1)	55,000	534
Standard Microsystems (1)	22,000	755
		2,502
Total Semiconductors		13,672
SOFTWARE 28.6%		
Applications Software 17.5%		
Ariba (1)	50,000	495
Bottomline Technologies (1)	100,000	1,235
Digital River (1)	17,500	792
LookSmart (1)	200,000	780
NAVTEQ (1)	15,000	635
Pros Holdings (1)	3,400	44
RightNow Technologies (1)	45,000	738
Ultimate Software Group (1)	33,000	955
Verint Systems (1)	32,000	1,002
Visual Sciences (1)	80,000	1,238
Wind River Systems (1)	85,000	935
		8,849
Consumer Software 2.3%		
DIVX (1)	22,000	330
Glu Mobile (1)	9,000	125
Take-Two Interactive Software (1)	35,000	699
		1,154

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $43,662)	$ 47,616
Affiliated companies (cost $382)	382
Total investments in securities	47,998
Receivable for investment securities sold	2,942
Receivable for shares sold	46
Dividends receivable	2
Other assets	35
Total assets	51,023
Liabilities	
Payable for investment securities purchased	243
Payable for shares redeemed	121
Investment management fees payable	23
Due to affiliates	20
Other liabilities	22
Total liabilities	429
NET ASSETS	$ 50,594
Net Assets Consist of:	
Undistributed net investment loss	$ (315)
Undistributed net realized loss	(2,447)
Net unrealized gain	3,954
Paid-in capital applicable to 9,549,882 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	49,402
NET ASSETS	$ 50,594
NET ASSET VALUE PER SHARE	$ 5.30

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Developing Technologies Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on August 31, 2000. The fund seeks to provide long-term capital growth.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $2,000 for the six months ended June 30, 2007. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Any income tax-related interest and penalties would be classified as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $12,608,000 and $17,602,000, respectively, for the six months ended June 30, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2007.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2006, the fund had $5,764,000 of unused capital loss carryforwards, which expire in 2010.

At June 30, 2007, the cost of investments for federal income tax purposes was $44,404,000. Net unrealized gain aggregated $3,954,000 at period-end, of which $7,033,000 related to appreciated investments and $3,079,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At June 30, 2007, the fund had no taxes payable attributable to foreign securities, no deferred tax liability attributable to foreign securities, and $40,000 of foreign capital loss carryforwards that expire in 2014.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.60% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2007, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through April 30, 2009. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.50%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2011. Pursuant to this agreement, management fees in the amount of $48,000 were waived during the six months ended June 30, 2007. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $187,000 remain subject to repayment at June 30, 2007.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2007, expenses incurred pursuant to these service agreements were $48,000 for Price Associates, $52,000 for T. Rowe Price Services, Inc., and $3,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees. During the six months ended June 30, 2007, dividend income from the T. Rowe Price Reserve Investment Funds totaled $30,000, and the value of shares of the T. Rowe Price Reserve Investment Funds held at June 30, 2007, and December 31, 2006, was $382,000 and $1,670,000, respectively.

As of June 30, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 668,465 shares of the fund, representing 7% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the one-, three-, and five-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Developing Technologies Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 17, 2007